EXHIBIT 4.5
INVESTOR RIGHTS AGREEMENT
BY AND AMONG
IOMAI CORPORATION
AND
THE PURCHASERS LISTED ON EXHIBIT A HERETO
December 4, 2002

IOMAI CORPORATION INVESTOR RIGHTS AGREEMENT
     This INVESTOR RIGHTS AGREEMENT (this “Agreement”), dated as of December 4, 2002 is entered into by and among Iomai Corporation, a Delaware corporation (the “Company”), and the individuals and entities listed on Exhibit A hereto (collectively, the “Purchasers”).
RECITALS:
     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company, Elan International Services, Ltd. (“EIS”) Elan Pharmaceutical Investments, Ltd (“EPIL I”) and certain other parties are entering into a Restructuring Agreement of even date herewith (the “Restructuring Agreement”) whereby EIS is receiving shares of the Company’s Series B Preferred Stock, US$0.01 par value per share (the “Series B Preferred”) in exchange for certain property including, without limitation, 4,776 common shares of Xairo Corporation, Ltd., a Bermuda Subsidiary of the Company (“Xairo”).
     WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Company and certain Purchasers are entering into a Series C Preferred Stock Purchase Agreement of even date herewith (the “Purchase Agreement”) whereby, among other things, such Purchasers are purchasing certain shares of the Company’s Series C Preferred Stock, US$0.01 par value per share (the “Series C Preferred”).
     WHEREAS, the Company and EPIL I (by transfer of rights from EIS) are parties to a certain Registration Rights Agreement dated as of October 21, 1998 (the “Old Registration Rights Agreement”).
     WHEREAS, the Company and EPIL I have agreed to terminate the Old Registration Rights Agreement and enter into this Agreement.
     WHEREAS, the. Company and the Purchasers desire to provide for certain arrangements with respect to (i) the registration of shares of capital stock of the Company under the Securities Act (as defined below); (ii) the Purchasers’ right of first refusal with respect to certain issuances of securities of the Company, and (iii) certain covenants of the Company.
     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1
CERTAIN DEFINITIONS
     1.1 Definitions. As used in this Agreement, the following terms shall have the following respective meanings:
     “Affiliate” means, as to any specified Person, any other Person directly or indirectly controlling or controlled by or under the direct or indirect common control with such specified Person; provided, however, that none of the Purchasers will be deemed an Affiliate of the

Company for the purposes of this Agreement. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the Person, whether through the ownership of voting securities or by agreement or otherwise. Any Person owning voting securities of another Person which constitute over 10% of the voting control of the Person will be deemed an Affiliate under this definition.
     “Available Undersubscription Amount” means the difference between the total of all Basic Amounts available for purchase by Purchasers pursuant to Section 3 and the Basic Amounts subscribed for pursuant to Section 3.
     “Basic Amount” means, with respect to a Purchaser, his, her or its pro rata portion of the Offered Securities determined by dividing the aggregate number of shares of Common Stock then held by such Purchaser (giving effect to the conversion or exercise into Common Stock of all convertible or exercisable securities then held by such Purchaser) by the total number of shares of Common Stock then held by all Purchasers (giving effect to the conversion or exercise into Common Stock of all convertible or exercisable securities then outstanding).
     “Certificate of Incorporation” shall mean the Company’s Second Amended and Restated Certificate of Incorporation, as in effect on the date of this Agreement and as may be amended from time to time.
     “Code” means the Internal Revenue Code of 1986, as amended.
     “Commission” means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.
     “Common Stock” means the common stock, $0.01 par value per share, of the Company.
     “Company” has the meaning ascribed to it in the introductory paragraph hereto.
     “Company Sale” means (a) a merger or consolidation in which (i) the Company is a constituent party, or (ii) a Subsidiary is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a Subsidiary in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation more than 50% by voting power of the capital stock of or ownership interest in (A) the surviving or resulting entity or (B) if the surviving or resulting entity is a wholly owned subsidiary of another entity immediately following such merger or consolidation, the parent entity of such surviving or resulting entity; (b) the sale, in a single transaction or. series of related transactions, (i) by the Company of all or substantially all the assets of the Company (except where such sale is to a wholly owned Subsidiary of the Company) or (ii) by the stockholders of the Company of more than 50% by voting power of the then-outstanding capital stock of the Company to a single purchaser, or (c) the lease or license on an exclusive basis, in a single transaction or series of related transactions, of all or substantially all of the intellectual property of the Company (except where such lease or license is to a wholly owned Subsidiary of the Company).

     “Competitor” means any Person involved in the research, development, manufacturing, licensing, marketing or distribution of drug delivery products or drug delivery technologies.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
     “Indemnified Party” means a party entitled to indemnification pursuant to Section 2.6.
     “Indemnifying Party” means a party obligated to provide indemnification pursuant to Section 2.6.
     “Initiating Holder” means any Purchaser initiating a request for registration pursuant to Section 2.1 (a) or 2.1(b), as the case may be.
     “Initial Public Offering” means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement.
     “Market Price” means the average of the daily closing prices per share of the Company’s Common Stock for the 30 consecutive trading days immediately preceding the day that the Series B Registration Notice was sent. The closing price for each day shall be the last sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case on the principal national securities exchange on which the shares are listed or admitted to trading, or if the shares are not so listed or admitted to trading, on The NASDAQ Stock Market or, if prices for the shares are not quoted on The NASDAQ Stock Market, the average of the highest reported bid and lowest reported asked prices as furnished by the National Association of Securities Dealers, Inc. through NASDAQ or through a similar organization if NASDAQ is no longer reporting such information.
     “Notice of Acceptance” means a written notice from a Purchaser to the Company containing the information specified in Section 3.1(b).
     “Offer” means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in Section 3.1(a).
     “Offered Securities” means (i) any shares of Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company or (iv) any debt securities convertible into capital stock of the Company.
     “Other Holders” means the holders of securities of the Company set forth on Exhibit B hereto who are entitled, as of the date hereof, by contract with the Company, to have the securities set forth on Exhibit B hereto included in a Registration Statement.
     “Person” means an individual or an entity, including a corporation, share company, limited liability company, partnership, trust, association, governmental body or any other body with legal personality separate from its equityholders or members.

     “Proceeding” means any action, arbitration, examination, investigation, hearing, litigation, or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal and whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any governmental body or arbitrator of competent jurisdiction.
     “Prospectus” means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Purchase Agreement” has the meaning ascribed to it in the recitals hereto.
     “Purchaser” has the meaning ascribed to it in the introductory, paragraph hereto and shall include any person or entity deemed a “Purchaser” pursuant to Section 5.
     “Qualified IPO” means a firm commitment Initial Public Offering resulting in at least $25,000,000 of gross proceeds to the Company, and pursuant to which the Company obtains a listing for its shares on the New York Stock Exchange or the Nasdaq National Market System.
     “Refused Securities” means those Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers pursuant to Section 3.1.
     “Register,” “registered” and “registration” refer to a registration effected by preparing and filing a Registration Statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such Registration Statement.
     “Registrable Shares” means (a) the shares of Common Stock issued or issuable upon conversion of the Shares and (b) any other shares of Common Stock held by any Purchaser; provided, however, that shares of Common Stock which are Registrable Shares shall ease to be Registrable Shares upon their sale pursuant to a Registration Statement or Rule 144 under the Securities Act. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of the Shares even if such conversion has not yet been effected.
     “Registration Expenses” means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, rating agency fees, printing expenses, messenger and delivery expenses, fees and expenses of counsel for the Company, state Blue Sky fees and expenses (if applicable), and the expense of any special audits incident to or required by any such registration, and the reasonable fees and expenses of one counsel selected by the Selling Stockholders holding a majority of the Registrable Shares to be including in the Registration Statement, but excluding underwriting discounts and selling commissions.
     “Registration Statement” means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).
     “Representatives” of a specified Person are such Person’s (current or former) limited partners, general partners, shareholders, members, directors, managers, officers, employees, consultants, advisors, agents and attorneys.
     “Restructuring Agreement” has the meaning ascribed to it in the recitals hereto.
     “Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.
     “Selling Stockholder” means any Purchaser and his, her or its successors or assigns owning Registrable Shares included in a Registration Statement.
     “Series B Preferred” means the Company’s Series B Preferred Stock, $0.01 par value per share.
     “Series C Preferred” means the Company’s Series C Preferred Stock, $0.01 par value per share.
     “Series B Registrable Shares” means Registrable Shares issued or issuable upon conversion of Series B Preferred or any other shares of Common Stock issued in respect of such shares; provided, that such shares shall not be deemed Series B Registrable Shares if held by a Competitor.
     “Shares” means (i) the shares of Series B Preferred issued to certain Purchasers pursuant to the terms of the Restructuring Agreement, (ii) the shares of Series C Preferred issued to certain Purchasers pursuant to the Purchase Agreement and (iii) any shares of Common Stock held by the Purchasers following conversion of shares of Series B Preferred or Series C Preferred.
     “Stockholders’ Agreement” means the Stockholders’ Agreement dated as of the date hereof by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto.
     “Subsidiary” or “Subsidiaries” means any corporation, partnership, trust, limited liability company or other Person (i) in which the Company directly or indirectly through one or more of its subsidiaries. holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity, or (ii) with respect to which the Company directly or indirectly through one or more of its subsidiaries has the right, pursuant to agreement or otherwise, to appoint 50% or more of the members of the board of directors (or similar governing body).

     “Undersubscription Amount” means, with respect to a Purchaser, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser indicates it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts.
SECTION 2
REGISTRATION RIGHTS
     2.1 Required Registrations.
          (a) At any time after six months following the closing of the Initial Public Offering, a holder or holders of
               (i) Registrable Shares holding in the aggregate at least 25% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration of all or part of their Registrable Shares; provided, that the sale of the Registrable Shares proposed to be registered is reasonably expected to result in gross proceeds of at least $5,000,000; and
               (ii) Series B Registrable Shares holding in the aggregate at least 51% of the Series B Registrable Shares then outstanding may request, in writing, that the Company effect the registration of all or part of their Series B Registrable Shares; provided, that (1) the sale of the Series B Registrable Shares proposed to be registered is reasonably expected to result in gross proceeds of at least $5,000,000, (2) such holder(s) of Series B Registrable Shares first offer such Series B Registrable Shares to the other Purchasers pursuant to the terms of Section 2.1(a)(ii)(A) below, and (3) such Series B Registrable Shares to be registered constitute, in the aggregate and on an as-converted basis, a number of shares equal to 100/0 or less, of the Company’s shares then listed on the. New York Stock Exchange or through the Nasdaq National Market System.
                    (A) If holder(s) of Series B Registrable Shares wish to request the registration of their Series B Registrable Shares in accordance with Section 2:1(a)(ii), such holder(s) shall deliver a written notice (a “Series B Registration Notice”) to the Purchasers disclosing the number of Series B Registrable Shares to be so registered. For 30 days following their receipt of the Series B Registration Notice, the Purchasers shall have the option to- elect to purchase such Series B Registrable Shares at the Market Price. Each Purchaser desiring to purchase any of the Series B Registrable Shares shall give written notice of such desire, specifying the number of Series B Registrable Shares such Purchaser desires to purchase (the “Acceptance Notice”) to such holder(s) within such 30-day period. If the aggregate number of Series B Registrable Shares subscribed for in Acceptance Notices is fewer than 90% of the number of Series B Registrable Shares set forth in the Series B Registration Notice, the Purchasers’ rights pursuant to this Section 2.1(a)(ii)(A) shall lapse in their entirety and be of no further effect (and no purchase hereunder shall take place). If the aggregate number of Series B Registrable Shares subscribed for in Acceptance Notices is between 90% and 100% of the number of Series B Registrable Shares set forth in the Series B Registration Notice, the available Series B Registrable Shares shall be allocated in the proportions desired to be purchased as set forth in the Acceptance Notices. If the aggregate number of Series B Registrable Shares subscribed for in Acceptance Notices exceeds the number of Series B Registrable Shares set forth in the Series B Registration Notice, the available Series B Registrable Shares shall be allocated amongst the participating Purchasers pro rata, in the proportion that the number of shares of Common Stock Equivalents held by each such Purchaser bears to the number of shares of Common Stock Equivalents held by all such participating Purchasers (or in such other proportion as such Purchasers mutually agree). The purchase and sale of the Series B Registrable Shares pursuant to this Section 2.1(a)(ii)(A) shall be made at the Market Price, and shall take place at the offices of the Company at 10 a.m. local time on the 45th day following the date of the Acceptance Notice (or on such other date agreed upon by the applicable holder(s) of Series B Registrable Shares and the participating Purchasers).
                    (B) Any purchase and sale of Series B Registrable Shares pursuant to Section 2.1(a)(ii)(A) shall, for purposes of Section 2.1(e), be deemed to constitute the one registration required of the Company pursuant to Section 2.1(a)(ii).
                    (C) The rights of a Purchaser to purchase Series B Registrable Shares, pursuant to Section 2.1(a)(ii)(A) shall lapse in their entirety and be of no further effect if such Purchaser, after having delivered an Acceptance Notice, fails to consummate the purchase of Series B Registrable Shares in accordance with Section 2.1(a)(ii)(A).
          (b) At any time when the Company is eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Purchaser or Purchasers holding Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $2,000,000 (based on the current public market price on the date of such request).
          (c) Upon receipt of any request for registration pursuant to Section 2.1(a) or (b), the Company shall promptly give written notice of such proposed registration to all other Purchasers in accordance with Section 6.1. Such Purchasers shall have the right, by giving written notice to the Company within 30 days after the Company provides its registration notice, to request to have included in such registration the number of Registrable Shares as such Purchasers may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(d). Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares that the Company has been requested to so register; provided, however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).
          (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1 (a) or (b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c) (if applicable). In such event (i) the right of any other Purchaser to include its Registrable Shares shall be conditioned upon such other Purchaser’s participation in such underwriting on the terms set forth herein, and (ii) all Purchasers including Registrable Shares in such registration shall enter into an underwriting, sale or similar agreement upon customary terms with the underwriter or underwriters managing the offering. The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1 (a) or (b), subject to the approval of the Company, which approval will not be unreasonably withheld. If any Purchaser who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting. In any underwritten offering initiated:
               (i) pursuant to Section 2.1(a)(i) or (b), if the managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten, then the number of Registrable Shares to be included in the Registration Statement and underwriting shall be decreased accordingly, and such limitation of shares shall be allocated among all Purchasers requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2.1(a)(i) or (b), as the case may be. If any Purchaser would thus be entitled to include more Registrable Shares than such Purchaser requested to be registered, the excess shall be allocated among other requesting Purchasers pro rata in the manner described in the preceding sentence.
               (ii) pursuant to Section 2.1(a)(ii), if the managing underwriter advises the Company that marketing factors require a limitation on the number of shares to be underwritten, then the number of Registrable Shares to be included in the Registration Statement and underwriting shall be decreased accordingly, and the Company shall include Registrable Shares in the Registration Statement (up to the aggregate of such reduced amount) in the following priority: (A) first, the Series B Registrable Shares requested to be registered, in proportion, as nearly as practicable, to the respective number of Series B Registrable Shares held by the participants on the date of the request for registration, and (B) second, any other Registrable Shares requested to be registered, in proportion, as nearly as practicable, to the respective number of Registrable Shares held by the participants on the date of the request for registration. If any Purchaser would thus be entitled to include more Registrable. Shares than such Purchaser requested to be registered, the excess shall be allocated among other requesting Purchasers pro rata in the manner described in the preceding sentence.
The rights pursuant to Section 2.1 shall be exerciseable in priority to the rights of all Other Holders to incidental (or “piggyback’) registration rights; provided, that, to the extent required pursuant to any existing agreement between the Company and an Other Holder (and only to such extent), the rights of the Purchasers to include Registrable Shares in a registration pursuant to Section 2.1 (c) shall be exercisable on a pro rata basis among such Other Holder(s) and the Purchasers participating in such registration on the basis of the number of shares owned by such Other Holder(s) and such Purchasers.
          (e) The Company shall not be required to effect (i) more than two registrations pursuant to Section 2.1(a)(i), (ii) more than one registration pursuant to Section 2.1(a)(ii), or (iii) more than two registrations pursuant to Section 2.1 (b) in any twelve month period. For purposes of this Section 2.1(e), a Registration Statement shall not be counted (A) until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration) and the Company has complied in all material respects with its obligations under this Agreement with respect thereto, (B) if, after the Registration Statement has become effective, the offering or sale of Registrable Shares pursuant thereto is or becomes the subject of any stop order, injunction or other order or requirement of the Commission or any other governmental body, securities exchange or self-regulatory body, or if any court or other governmental body, securities exchange or self-regulatory body otherwise limits such offer or sale (unless and until such limitation ceases to exist and at least 90% of the Registrable Shares included in the registration have been sold), (C) if the Registration Statement does not remain effective for the periods set forth in Section 2.4(a)(i), or (D) in the case of a registration pursuant to Section 2.1(a), until the Purchasers are allowed to sell at least 90% of the Registrable Shares included in the registration.
          (f) If at the time of any request to register Registrable Shares pursuant to this Section 2.1, the Company is engaged or has plans to engage in a registered underwritten public offering or is planning to engage in a financing, acquisition, merger, asset sale or similar transaction which, in the good faith determination of the Company’s Board of Directors, would be materially and adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period of not more than 120 days from the effective date of such request, provided, that the Company shall thereafter use its best efforts to cause such Registration Statement to become effective as soon as practical after filing; provided, further, that such right to delay a request shall be exercised by the Company not more than once in any 12 month period.
     2.2 Incidental Registration.
          (a) Whenever the Company proposes to file a Registration Statement (other than pursuant to Section 2.1 or in connection with its Initial Public Offering) at any time and from time to time, it will, not less than 15 days nor more than 30 days, prior to the reasonably anticipated date of such filing, give written notice to all Purchasers of its intention to do so. Upon the written request of a Purchaser or Purchasers given within 15 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall, subject to Section 2.2(b), cause all Registrable Shares which the Company has been requested by such Purchaser or Purchasers to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Purchaser or Purchasers; provided, that the Purchasers, if requested by the Company, have provided the Company the information required from them for such registration; provided, further, that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Purchaser. If required pursuant to the terms of existing agreements between the Company and Other Holders, these rights may be exercisable only on a pro rata basis with Other Holders on the basis of the number of shares owned by Other Holders and the Purchasers exercising their rights to incidental (or “piggyback”) registration for the same registration.
          (b) If the registration for which the Company gives notice pursuant to Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Purchasers as a part of its written notice made pursuant to Section 2.2(a). In such event, (i) the right of any Purchaser to include his, her or its Registrable Shares in such registration pursuant to

Section 2.2 shall be conditioned upon such other Purchaser’s participation in such underwriting on the terms set forth herein, and (ii) all Purchasers including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Purchaser who has requested inclusion of his, her or its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw his, her or its Registrable Shares from such Registration Statement and underwriting. If the managing underwriter advises the Company that marketing; factors require a limitation on the number of shares to be underwritten, the shares held by holders other than the Purchasers and Other Holders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if further reduction of the number of shares is required, the number of shares that may be included in the Registration Statement and underwriting shall be allocated among all Purchasers and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives the notice specified in Section 2.2(a). If any Purchaser or Other Holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Purchasers and Other Holders pro rata in the manner described in the preceding sentence.
     2.3 Aggregation. For any Purchaser that is a partnership, corporation or limited liability company, the general partner, limited partners, retired partners, shareholders, members, retired members and Affiliates of such Purchaser, or the members or retired members of the foregoing, as applicable, or the estates, beneficiaries and family members of any such general partner, limited partners, retired partners, shareholders, members, and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single “Purchaser,” and any pro rata reduction pursuant to Section 2.1 (c) or 2.2(b) with respect to such Purchaser shall be based upon the aggregate amount of Registrable Shares owned by all entities and individuals included in such “Purchaser,” as defined in this sentence.
     2.4 Registration Procedures.
          (a) If and whenever the Company is required by Section 2 to effect the registration of any Registrable Shares under the Securities Act, the Company will, as expeditiously as possible:
               (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as practicable, and to keep the Registration Statement effective for at least six months from the effective date (subject to extension for the amount of time offers and sales may be suspended as a result of any stop order, injunction or other order or requirement of any governmental body, securities exchange or self-regulatory body); provided, that (A) the Company may keep the Registration Statement effective for a lesser period if all such Registrable Shares have been sold thereunder and (B) if the Registration Statement relates to an underwritten offering, the Company shall, if requested in writing by counsel for the underwriters, keep the Registration Statement effective for such longer period as in the written opinion of such counsel for the underwriters a Prospectus is required by law to be delivered in connection with sales of Registrable Shares included therein by an underwriter or dealer;
               (ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act;
               (iii) before filing any Registration Statement, Prospectus or amendments or supplements to any Registration Statement or Prospectus, provide copies of all documents proposed to be filed to one counsel selected by the holders of a majority of the Registrable Shares participating in the registration;
               (iv) furnish to each Selling Stockholder such reasonable numbers of copies of the Registration Statement, the Prospectus, each amendment and supplement to the Registration Statement or the Prospectus, and any other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder,
               (v) use reasonable efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or blue sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholder; provided, however, that the Company shall not be required in connection with this subsection (v) to qualify as a foreign corporation or execute or file a general consent to service of process in any jurisdiction, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;
               (vi) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;
               (vii) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by an such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;
               (viii) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;
               (ix) in the event of the issuance of any stop order suspending the effectiveness of a Registration Statement, or of any order suspending or preventing the use of any related Prospectus or suspending the qualification of any Common Stock included in such

Registration Statement for sale in any jurisdiction, use its best efforts to obtain promptly the withdrawal of such stop order,
               (x) promptly notify one counsel selected by holders of a majority of the Registrable Shares and the managing underwriter or underwriters, if any, and confirm any such oral notification in writing promptly thereafter:
          (1) when the Registration Statement, the Prospectus or any Prospectus supplement related thereto or post-effective amendment to the Registration Statement has been filed, and, with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective;
          (2) of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information;
          (3) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or, upon becoming aware, the initiation of any proceedings by any Person for that purpose; and
          (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Shares for sale under the securities or Blue Sky laws of any jurisdiction or, upon becoming aware, the initiation or threat of any proceeding for such purpose.
               (xi) enter into and perform its obligations under such customary agreements (including, in the case of an underwritten offering, -underwriting agreements in usual and customary form, with the managing underwriter(s) of such offering) and take all such other customary actions as the underwriters reasonably request in order to expedite or facilitate the disposition of such Registrable Shares;
               (xii) provide a CUSIP number for all Registrable Shares not later than the effective date of the Registration Statement; and
               (xiii) make available to its security holders, as soon as reasonably practicable, an earnings statement satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement.
          (b) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers and sales of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt o£ the revised Prospectuses, the Selling Stockholders may be free to resume making offers and sales of the Registrable Shares.

          (c) Whenever a Registration Statement covering Registrable Shares pursuant to any section of this Agreement is effective and the Company determines that, based upon advice of counsel, such registration statement requires amendment or supplementing, the Company shall notify all Purchasers whose Registrable Shares are included in such Registration Statement of such fact and shall promptly cause such Registration Statement to be amended or supplemented, as the case may be, and shall notify all such Purchasers when such amendment or supplement has been filed and, as to any such amendment, declared effective. Purchasers shall not sell any Registrable Shares until such latter notice is provided. In addition, if such Registrable Shares were not to be sold by means of an underwriting, the Company shall be entitled to delay the filing of such amendment or supplement for a period not to exceed 60 days if the Board of Directors determines in good faith that such amendment or supplement would have a material adverse effect on an existing proposal or plan by the Company to engage in a financing, acquisition, merger, consolidation, tender offer or other similar significant transaction.
     2.5 Allocation of Expenses. The Company will pay all Registration Expenses of all registrations under this Agreement; provided, however, that if a registration under Section 2.1 is withdrawn at the request of the Initiating Holders, the Initiating Holders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares initially requested to have been included in such registration.
     2.6 Indemnification and Contribution.
          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will, to the fullest extent permitted by law to the extent provided for in this Section 2.6(a), indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, each other Person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act, and each of the foregoing Person’s Representatives from and against any loss, claim, damage, liability, joint or several, attorney’s fees and costs and expenses of investigating, defending and settling (to the extent required hereunder) any claim or Proceeding (collectively, the “Losses”) to which such Selling Stockholder, underwriter, controlling person or their respective Representatives may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any Prospectus, or any amendment or supplement to such Registration Statement or Prospectus, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation by the Company of the Securities Act, Exchange Act or any Blue Sky law which relates to the offer and sale of securities under such Registration Statement; and the Company will reimburse such Selling Stockholder, underwriter, controlling person and their Representatives for any legal or other expenses reasonably incurred by such Selling Stockholder, underwriter, controlling person or Representative in connection with investigating, defending; settling (to the extent required hereunder) or preparing to defend against or settle (to the extent required hereunder) any claim, or Proceeding within 10 business days following receipt of an invoice evidencing such expenses in reasonable detail; provided, however, that the Company will not be liable in any such case to the extent that any such Loss (A) arises out of or is based upon any untrue statement or omission made in such Registration Statement, Prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter, controlling person or their respective Representatives for use in such Registration Statement, Prospectus, amendment or supplement, (B)-is caused by the failure of a Selling Stockholder to deliver a copy of the Prospectus relating to such Registrable Shares, as then amended or supplemented, in connection with a purchase, if the Company had previously furnished sufficient copies thereof to such Selling Stockholder, (C) is caused by a Prospectus used during any suspension period provided by Sections 2.4(b) or 2.4(c), or (D) in which a Prospectus, as then amended and supplemented, has corrected any such misstatement or omission and has been supplied to such Selling Stockholder with reasonable notice of such amendment or supplement prior to the relevant sale or sales; provided further that the obligations of the Company hereunder shall not apply to amounts paid in settlement of any such Losses (or actions with respect thereof) if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld, conditioned or delayed).
          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will, to the extent provided for in this Section 2.6(b), indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any Losses to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any Prospectus, or any amendment or supplement to the Registration Statement or Prospectus, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case, if and to the extent (and only to the extent) that the statement or omission was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder or its Representative for use in such Registration Statement, Prospectus, amendment or supplement; provided, however, that the obligations of each Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration; provided further that the obligations of the Selling Stockholders hereunder shall not apply to amounts paid in settlement of any such Losses (or actions with respect thereof) if such settlement is effected without the consent of the Selling Stockholder (which consent shall not be unreasonably withheld, conditioned or delayed).
          (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any Proceeding resulting therefrom; provided, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6 except to the extent that the Indemnifying Party is materially and adversely affected by such failure. The Indemnified Party may participate in such defense at such party’s expense;

provided, however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate under applicable ethical rules; provided, further, that the Indemnifying Party shall pay the reasonable costs of investigation and reimbursement for costs and expenses incurred by such Indemnified Party in preparation for and in giving testimony in any or in anticipation of any Proceeding; provided, further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for such Indemnified Party. The Indemnifying Party shall also be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party will, without the prior written consent of the Indemnified Party, effect any settlement of any claim or pending or threatened Proceeding in respect of which the Indemnified Party is or has been threatened to be made a party and for which such Indemnified Party would be entitled to indemnification hereunder, unless the settlement includes an unconditional release of the Indemnified Party from all liability arising out of the action or inaction underlying the claim or Proceeding. No Indemnified Party shall consent to entry of any judgment or settle such claim or Proceeding without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.
          (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in circumstances in which the indemnification provided for in this . Section 2.6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any Losses referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable as a result of Losses to which such Indemnified Party may be subject in such proportions as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the foregoing, in no case shall any one Selling Stockholder be obligated to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of the Selling Stockholder were offered to: the public exceeds the amount of any Losses which the Selling Stockholder has otherwise paid by reason of such untrue or alleged untrue statement or omission or alleged omission; provided, however that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.6(d), notify such party or parties from whom contribution may be sought. No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Each Selling Stockholder’s obligation to contribute under Section 2.6(d) is several in the proportion that the proceeds of the offering received by the Selling Stockholder bears to the total proceeds of the offering received by all the Selling Stockholders, and not joint.
          (e) The rights and obligations of the Company and the Selling Stockholders under this Section 2.6 shall survive the termination of this Agreement.
          (f) An underwriter shall not be entitled to indemnification pursuant to this Section 2.6 in the event that it fails to deliver Prospectus as required by the rules and regulations of the Commission.
     2.7 Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary “cold comfort letters” to the underwriters with respect to the Registration Statement.
     2.8 Information by Holder. Each holder of Registrable Shares included in any registration shall furnish in writing to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement. Notwithstanding any other provision of this Agreement, the Company shall have no obligation to include Registrable Shares on any Registration Statement if the holder of such shares fails to comply in a timely manner with this Section 2.8.
     2.9 Market “Stand-Off’ Agreement. Each Purchaser, if requested by the Company and the managing underwriter of the Initial Public Offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company (excluding securities acquired in the Initial Public Offering or in the public market after such offering) held by such Purchaser for a period not to exceed 180 days following the effective date of the Registration Statement for the Initial Public Offering; provided, that all stockholders then holding at least 5% of the outstanding Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements that are at least as restrictive; provided, further, that if any such Person is released from the obligations of any such agreement (or such obligations are waived), then all Purchasers shall be similarly released (or shall have compliance similarly waived). The Company may impose stop-transfer instructions with respect to the Registrable Shares or other securities subject to the foregoing restriction until the end of such period. Any Purchaser receiving any written notice from the Company regarding the Company’s plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

     2.10 Limitations on Subsequent Registration Rights. The Company shall not, without the prior affirmative vote or written consent of Purchasers holding at least a majority of the Registrable Shares (1) enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement, (2) grant any rights to register securities of the Company which are senior or equal with respect to underwriter cutbacks or (3) amend any existing agreement (other than this Agreement) with any holder, of any securities of the Company relating to the registration of securities.
     2.11 Rule 144 Requirements. After the earliest of (a) the closing of the sale of securities of the Company pursuant to a Registration Statement, (b) the registration by the Company of a class of securities under Section 12 of the Exchange Act; or (c) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:
               (i) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;
               (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and
               (iii) furnish to any holder of Registrable Shares upon request (A) a written statement by the Company as to its compliance with the requirements. of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (B) a copy of the most recent annual or quarterly report of the Company, and (C) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration (and shall reimburse the holders for attorneys fees incurred in connection with the provision of an opinion of counsel to the Company or its transfer agent in connection with any sale by such holders under Rule 144).
     2.12 Termination. All of the Company’s obligations to register Registrable Shares under this Agreement shall terminate on the. earlier to occur of (a) the date five years following the consummation of the Initial Public Offering, or (b) as to any Purchaser, the date on which all Registrable Shares held or entitled to be held upon conversion by such Purchaser may immediately be sold under Securities Act Rule 144(k). No such termination shall affect the other rights and obligations under this Agreement, including without limitation those under Section 2.6. Notwithstanding anything to the contrary in this Agreement, the rights and obligations under Section 2.6 will remain in place until the later of (a) the running of all applicable statutes of limitations relating to claims regarding material misstatements or omissions in any Registration Statement filed under the terms of Article 2 or (b) the final disposition of any claim asserting or Proceeding involving an alleged material misstatement or omission in a Registration Statement which is brought within the time period allowed in the applicable statute of limitations.

SECTION 3
PARTICIPATION RIGHTS
     3.1 Participation Rights.
          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities, unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Purchaser an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Purchaser (A) such Purchaser’s Basic Amount, and (B) such Purchaser’s Undersubscription Amount. Each Purchaser shall have the right, for a period of 30 days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, the number or amount of Offered Securities described above. The Offer by its terms shall remain open and irrevocable for such 30 day period.
          (b) To accept an Offer, in whole or in part, a Purchaser must deliver a Notice of Acceptance to the Company prior to the end of the 30-day period of the Offer, setting forth the portion of the Purchaser’s Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Purchaser elects to purchase. If the Basic Amounts subscribed for by all Purchasers are less than the total of all Basic Amounts available for purchase, then each Purchaser who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that should the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Purchaser bears to the total Undersubscription Amounts subscribed for by all Purchasers, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.
          (c) The Company shall have 90 days from the expiration of the period set forth in Section 3.1(a) above to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not on the whole more favorable to the acquiring person or persons or on the whole less favorable to the Company than those set forth in the Offer.
          (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.1 (c) above), then each Purchaser may, at his, her or its sole option and in his, her or its sole discretion, reduce the number or amount of the Offered Securities specified in his, her or its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the

Purchaser elected to purchase pursuant to Section 3.1 (b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to Section 3.1 (b) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that, any Purchaser so elects to reduce the number or amount of Offered Securities specified in his, her or its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 3.1 (a) above.
          (e) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1 (d) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer.
          (f) The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and the Company.
          (g) Any Offered Securities not acquired by the Purchasers or other persons in accordance with Section 3.1 (c) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.
          (h) The rights of the Purchasers under this Section 3 shall not apply to:
               (i) Common Stock issued as a-stock dividend to holders of Common Stock or upon any subdivision or combination of shares of Common Stock;
               (ii) the issuance of any shares of Common Stock upon conversion of options, warrants, rights, and convertible and exchangeable securities (as long as the applicable options, warrants, rights, or convertible or exchangeable securities were outstanding on the date of this Agreement or were issued thereafter in compliance with this Section 3.1);
               (iii) the issuance of shares of Common Stock, or options exercisable therefor, including options outstanding on the date of this Agreement issued or issuable to officers, directors, consultants and employees of the Company or any Subsidiary, as approved by a majority of the members of the Board of Directors or any duly authorized committee of the Board of Directors pursuant to any plan, agreement or arrangement approved by a majority of the members of the Board of Directors of the Company;
               (iv) the issuance of securities in consideration for the acquisition (whether by merger or otherwise) by the Company or any of its Subsidiaries of the stock or assets of any other entity;
               (v) the issuance of shares of Common Stock by the Company in an underwritten public offering pursuant to an effective Registration Statement;

               (vi) the issuance of shares of Common Stock by the Company in connection with corporate partnering transactions, lease lines, bank financings or acquisitions of business or intellectual property rights, provided, that in each such case such transaction and issuance has been approved by a majority of the members of the Board of Directors of the Company;
               (vii) securities as to which the Company has obtained a prior express written waiver of application of this Section 3.1 from the holders of a majority of the Shares then outstanding; or
               (viii) any additional shares of Series C Preferred issued by the Company after the date of this Agreement pursuant to the terms and conditions of the Purchase Agreement.
     3.2 Termination. This Section 3 shall terminate upon the earlier of the closing of (i) a Company Sale (other than the transactions described in clauses (b)(i) and (c) of the definition of a Company Sale) or (ii) the Initial Public Offering.
SECTION 4
COVENANTS OF THE COMPANY
     4.1 Affirmative Covenants. The Company covenants and agrees that, subject to waiver or amendment in accordance with Section 6.4 below, it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:
          (a) Payment of Taxes. The Company and each Subsidiary will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the date on which penalties attach thereto, and all lawful claims which, if unpaid, would become a lien or charge on any properties of the Company or any Subsidiary; provided, however, that neither the Company nor any Subsidiary will be required to pay any tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company or the Subsidiary will have set aside on its books reserves, if any, to the extent required by U.S. generally accepted accounting principles with respect thereto. All transfer, excise or other taxes payable to any jurisdiction (in the United States and outside of the United States) or by reason of the sale. or issuance of the Shares (except for such taxes payable by reason of any subsequent transfer of the Shares) shall be paid or provided for by the Company.
          (b) Maintenance of Insurance. The Company shall maintain, or shall cause to be maintained valid policies of workers’ compensation insurance and insurance with responsible and reputable insurance companies or associations in such amounts, types and covering such risks as are acceptable to the Board of Directors of the Company and are customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, including, without limitation, insurance against loss, damage, fire, theft, public liability, products liability, clinical trial liability and other risks.
          (c) Preservation of Corporate Existence and Intellectual Property Rights. The Company and each Subsidiary shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and shall qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties and the failure to so qualify, individually or in the aggregate, would have a material adverse effect on the business, properties, assets,. liabilities (contingent or otherwise) or condition (financial or otherwise) or results of operations of the Company and its Subsidiaries as a whole (a “Company Material Adverse Effect”), provided that Xairo may change its domicile to the United States by way of merger with a U.S. Subsidiary or the Company or otherwise, or be merged into the Company or any Subsidiary of the Company. The Company shall, and shall cause each Subsidiary to, secure, preserve and maintain all Intellectual Property Rights (as defined in the Purchase Agreement) owned or possessed by it, except where the failure to so secure, preserve and maintain such intellectual Property Rights would not have a material adverse effect on the business, properties, assets, liabilities (contingent or otherwise) or condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole.
          (d) Inspection Rights. The Company shall, at any time during normal business hours and upon reasonable prior notice to the Company; permit any Purchaser holding at least 10,000,000 shares of Series B Preferred or Series C Preferred, or its designated Representative, to (i) visit and inspect the premises and any of the properties of the Company and any Subsidiary, including its records and books of account (and make copies thereof and take extracts therefrom), and (ii) discuss the affairs, finances and accounts of the Company and any Subsidiary with its officers, directors, employees and accountants, all at the expense of such Purchaser; provided, that the Company shall not be obligated under this Section 4.1 (d) with respect to a Competitor or with respect to information whose disclosure would adversely affect attorney-client privilege with respect to such information; provided, further, that the Company shall not be obligated under this Section 4.1(d) with respect to any information which the Board of Directors determines in good faith is confidential and should not be disclosed unless the applicable Purchaser executes a confidentiality agreement in form and substance reasonably acceptable to the Company. The disclosure of information to a Purchaser’s Representative (unless such Representative is a Competitor), shall be permitted so long as the Purchaser informs such Persons that the information is confidential and subject to an ongoing obligation to keep such information confidential and such Representative agrees or has agreed to keep such information confidential (either specifically or in general).
          (e) Board Observer. So long as the holders of the Series B Registrable Shares continue to hold, in the aggregate, at least 50% of the Series B Registrable Shares outstanding on the date hereof, the Company will permit one observer (who shall not be an Affiliate or Representative of any Competitor) selected by the holders of a majority of the Series B Registrable Shares to attend all meetings of the Board of Directors of the Company, and shall provide such observer with such notice and. other information with respect to such meetings as are delivered to the directors of the Company; provided, however, that such observer shall not be permitted to attend any meeting or portion thereof or have access to such other information if, in the judgment of the Company under advice of counsel, (i) such observer’s presence or receipt of such information would not be in the best interest of the Company due to the sensitive or highly confidential nature of the proceedings or information presented or (ii) such observer’s presence or receipt of such information would adversely affect attorney-client privilege with respect to such meeting or information.
          (f) Litigation and FDA Notices. The Company will promptly provide written notice to the Purchasers of any litigation or government proceeding or investigation pending or threatened against the Company or any Subsidiary or against any officer, director, any person in charge of a principal business function or any other individual designated by the Board of Directors as a key employee or principal stockholder of the Company or any Subsidiary with potential liability in excess of $100,000. The Company will also promptly provide to each Purchaser written notice and copies of any adverse or potentially adverse notices or correspondence from the Food and Drug Administration or foreign regulatory equivalent.
          (g) Confidential and Proprietary Information and Non-Competition Agreement. The Company will require each person now or hereafter employed by the Company or any Subsidiary with access to confidential and proprietary information of the Company to enter into an agreement covering confidentiality, non-solicitation, non-competition and assignment of inventions in substantially the form attached hereto as Exhibit E to the Purchase Agreement.
          (h) Keeping of Records and Books of Account. The Company and each Subsidiary shall keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles, reflecting all financial transactions of the Company and any Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.
          (i) Budget Approval. At least 30 days prior to the commencement of each fiscal year, prepare and submit to, and obtain in respect thereof the approval from the Board of Directors and the Purchasers holding at least a majority of the outstanding Series C Preferred, the operating budgets, operating expenses, profit and loss projections, cash flow projections and a capital expenditure budget (the “Annual Budget”) for the succeeding fiscal year.
          (j) Reservation of Conversion Stock. The Company will, upon any increase in the number of shares of Common Stock issuable upon conversion of the Series B Preferred or Series C Preferred, reserve additional shares of Common Stock for issuance upon such conversion, so that the number of shares of Common Stock so reserved will not at any time be less than the number of such shares issuable upon such conversion.
          (k) Compliance with Laws. The Company will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, where noncompliance would have a material adverse effect on the business, properties, assets, liabilities (contingent or otherwise) or condition (financial or otherwise), or results of operations of the Company and its Subsidiaries, taken as a whole.

     4.2 Financial Statements and Other Information. The Company will deliver to each Purchaser, individually or collectively with its affiliates, copies of the following:
          (a) as soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, (i) audited balance sheets of the Company as at the end of such year, together with audited statements of income and retained earnings and statements of cash flows of the Company for such year, together with notes related thereto, each prepared in accordance with United States generally accepted accounting principles, consistently applied, and setting out in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and certified by certified independent public accountants of established national reputation selected by the Board of Directors of the Company or the audit committee thereof and (ii) a report of the principal financial officer of the Company containing a management discussion and analysis of the Company’s consolidated financial condition at the end of such year and the results of operations for such year, including, but not limited to, a description of significant events with respect to the Company and its Subsidiaries, if any, during the preceding year and any planned or anticipated significant activities or events during the next fiscal quarter;
          (b) as soon as practicable, but in any event within 45 days after the end of each of the first three fiscal quarters of the Company in each year, (i) an unaudited balance sheet at the end of such quarter, and unaudited statements of profit and loss, of changes in financial condition and of cash flow for such period and for the current fiscal year to date, and comparisons to the Annual Budget and to corresponding periods for prior fiscal years, in each case prepared in accordance with United States generally accepted accounting principles, consistently applied (other than for accompanying notes and subject to changes resulting from year-end audit adjustments), and (ii) a report of the principal financial officer of the Company containing a management discussion and analysis of the Company’s consolidated financial condition at the end of such quarter and the results of operations for such quarter and the year to date, including, but not limited to, a description of significant events with respect to the Company and its Subsidiaries, if any, during such periods and any planned or anticipated significant activities or events during the next fiscal quarter;
          (c) as soon as practicable, but in any event within 30 days after the end of each month, an unaudited balance sheet at the end of such quarter, and unaudited statements of profit and loss, of changes in financial condition and of cash flow for such month and for the current fiscal year to date, and comparisons to the Annual Budget and to corresponding periods for prior fiscal years, in each case prepared in accordance with United States generally accepted accounting principles, consistently applied (other than for accompanying notes and subject to changes resulting from year-end audit adjustments);
          (d) Together with each delivery required under Sections 4.2(a), (b) and (c), a Compliance Certificate in the form attached as Exhibit C executed on behalf of the Company by the Chief Executive Officer and the Chief Financial Officer of the Company; provided, however, that nothing contained in such certificate shall provide the basis for or otherwise result in any personal liability, obligation or other Loss to the Chief Executive Officer or the Chief Financial Officer of the Company, and each Purchaser expressly waives the right to bring any personal claim, action or other proceeding against the Chief Executive Officer or Chief financial Officer of the Company relating thereto; and

          (e) with reasonable promptness, such other information and materials customarily provided or reasonably requested, including, without limitation, copies of all management letters, communications with stockholders or directors, press releases and Registration Statements.
     The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any Subsidiaries.
     4.3 Negative Covenants of the Company. The Company agrees that it will not take the following actions without the prior affirmative vote or prior written consent of the holders of a majority of the then outstanding shares of Series C Preferred and Series B Preferred that are held by Persons other than Competitors, voting together as a single class (on an as converted basis):
          (a) Enter into any transaction with any of its Affiliates, directors, officers or employees (or their respective family members) except employment and director arrangements entered into in the ordinary course of business that do not require separate approval under paragraph (e) of this Section 4.3, advances and similar expenditures in the ordinary course of business or under the terms of an employee stock or option plan approved by the Board of Directors;
          (b) Enter into any transaction or series of related transactions in which the Company will be obligated to pay in excess of $1,000,000 in any 12 month period;
          (c) incur, guarantee, act as a surety for or otherwise become obligated for any indebtedness for borrowed money, singularly or which together with any other indebtedness for borrowed money (or guarantee or surety) exceeds $1,000,000;
          (d) Grant any security interest in, pledge or allow or suffer any lien to be placed on, any assets of the Company except for capital leases entered into or purchase money security interests or mechanics liens incurred in the ordinary course of business provided that any such mechanics liens that are not contested by the Company in good faith are discharged within 60 days of their imposition;
          (e) Enter into employment agreements containing any separation or severance benefits, or amend any existing or subsequently existing employment agreements in any material respect;
          (f) Adopt or amend any stock option, stock appreciation, restricted stock or other equity incentive plan, or increase the number of shares or other rights available under existing plans or arrangements for the grant of stock options, stock appreciation rights, restricted stock or other similar equity incentives;
          (g) Approve or consummate a Company Sale to any Person or group of affiliated Persons;

          (h) Sell, transfer or otherwise dispose of any line of business, or sell, transfer, license or otherwise dispose of any of the material assets of the Company except in the ordinary course of business;
          (i) Amend, modify, terminate, waive or otherwise alter, in whole or in part, any agreement covering confidentiality, non-solicitation, non-competition or assignment of inventions between the Company and any officer, director, employee or consultant except in the ordinary course of business without causing a Company Material Adverse Effect;
          (j) Grant to any of its or any Subsidiary’s employees, consultants, officers, directors or affiliates options to purchase shares of Common Stock which will become exercisable at a rate in excess of 33% per annum from the date of the grant, the first such vesting to occur no earlier than 6 months from the date of issuance;
          (k) Issue, sell or grant any right to purchase any Offered Securities at less than the fair market value of such Offered Securities on the date of the issue, sale or grant, as determined in good faith by the Board;
          (l) Enter into any contract, agreement or understanding relating to the employment, separation or termination of any officer or employee of the Company calling for the payment of any sums or other benefits to a Person in an amount in excess of $500,000 during any fiscal year of the Company;
          (m) Acquire whether by merger, consolidation or otherwise, the assets or securities of any other Person outside of the ordinary course of the Company’s business;
          (n) Enter into any joint venture, partnership or other strategic alliance which requires the investments, expenditures or contributions of cash, property or services by the Company or any Subsidiary with an aggregate value in excess of $1,000,000 during any fiscal year or $3,000,000 in the aggregate, in each case as determined in good faith by the Board of Directors;
          (o) Allow any Subsidiary to take any action that would be prohibited under this Section 4.3 if taken by the Company;
          (p) Effect an Initial Public Offering that is not a Qualified IPO; or
          (q) Amend, modify, terminate, waive or otherwise alter, in whole or in part, the Restructuring Agreement of even date with this Agreement among the Company, Elan and certain of Elan’s Affiliates (the “Restructuring Agreement”), the Option Agreement entered into pursuant to the Restructuring Agreement, or the “Elan License Agreement” (as defined in the Restructuring Agreement).
     4.4 Termination of Covenants. This Section 4 shall terminate upon the earlier of the closing of (i) a Company Sale (other than the transactions described in clauses (b)(i) and (c) of the definition of a Company Sale) or (ii) the Initial Public Offering.

SECTION 5
TRANSFERS OF RIGHTS
     5.1 Transfers of Rights under this Agreement. The rights granted to the Purchasers under this Agreement may only be transferred or assigned by a Purchaser to any person or entity to which Registrable Shares are transferred by such Purchaser in compliance with the requirements of the Stockholders’ Agreement, and such transferee shall be deemed a “Purchaser” for purposes of this Agreement; provided, that the assignment of rights shall be contingent upon the transferee providing a written instrument to the Company notifying the Company of such transfer and agreeing in writing to be bound by all terms and conditions set forth in this Agreement prior to the exercise of any rights hereunder and in any case within 30 days of written request by the Company; provided, further, that no such assignment of rights may be made to any Competitor without the express written approval of the Board of Directors, which approval maybe withheld in its sole discretion. The rights and obligations of the Company under this Agreement may not be assigned or delegated by the Company.
SECTION 6
MISCELLANEOUS
     6.1 Notices. All notices, requests, consents, and other communications under this Agreement shall be in writing and shall be deemed delivered (a) three business days after being sent by registered or certified mail, return receipt requested, postage prepaid, (b) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery or (c) upon delivery when sent by facsimile (with confirmation of receipt), in each case to the intended recipient as set forth below:
     If to the Company:
Iomai Corporation
20 Firstfield Road, Suite 250
Gaithersburg, Maryland 20878
Attention: President
Fax: 301-556-4501
or at such other address as may have been furnished in writing by the Company to the other parties hereto, with a copy to:
Ropes & Gray
One International Place
Boston, MA 02110-2624
Attention: Paul M. Kinsella
Fax: (617) 951-7050
     If to a Purchaser, at its address set forth on the Purchaser Signature Page attached hereto, or at such other address as may have been furnished in writing by such Purchaser to the

Company, with, in the case of each Purchaser other than Elan International Services, Ltd. or its Affiliates, a copy to:
Baker & McKenzie
130 East Randolph Drive
Chicago, IL 60601
Attention: Bruce Zivian
Fax: 312-861-2899
     Any party may give any notice, request, consent or other communication under this Agreement using any other means (including, without limitation, personal delivery, messenger service, telecopy, first class mail or electronic mail), but no such notice, request, consent or other communication shall be deemed to have been duly given unless and until it is actually received by the party for whom it is intended. Any party may change the address to which notices, requests, consents or other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section.
     6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, assigns, heirs, executors, and administrators of the parties hereto.
     6.3 Entire Agreement. This Agreement, the Stockholders’ Agreement and the Purchase Agreement contain the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, relating to such subject matter, including without limitation, the Old Registration Rights Agreement.
     6.4 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least 60% of the Registrable Shares. Any amendment or waiver shall be binding upon each holder of Registrable Shares and the Company. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.
     6.5 Counterparts. This Agreement may be executed in one or more counterparts, including by facsimile copy, each of which shall be deemed to be an original, but all of which shall be one and the same document.
     6.6 Severabilitv. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.
     6.7 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Purchaser shall be entitled to specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief, without the requirement of the posting of a bond, as may be granted by a court of competent jurisdiction. The Company and the Purchasers. acknowledge and agree that the Purchasers could be damaged irreparably if any of the provisions of this Agreement are not performed according to their specific terms and that any breach of this Agreement could not be adequately compensated in all cases by monetary damages alone.
     6.8 Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by and construed in. accordance with the laws of the State of Delaware and the laws of the United States applicable therein (in each case without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract. Any action, suit or proceeding arising out of or relating to this Agreement shall be brought in the state courts of the State of Delaware, or, if it has or can acquire jurisdiction, any Federal court located in such State, and each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of such courts and waives trial by jury.
     6.9 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.
     6.10 Confidentiality. Each Purchaser agrees that it will keep confidential and shall not disclose any information (so long as such information is not in the public domain) provided by the Company to such Purchaser in connection with this Agreement, except that such Purchaser may disclose such confidential information to any Affiliate or Representative for the purpose of evaluating its investment in the Company as long as such Affiliate or Representative is advised of the confidentiality provisions of this Agreement and agrees or has agreed to keep such information confidential.
     6.11 Additional Purchasers. Notwithstanding anything to the contrary contained herein, if the Company shall issue additional shares of its Series C Preferred pursuant to the Purchase Agreement, any Additional Purchaser (as defined in the Purchase Agreement) who becomes a party to the Purchase Agreement shall automatically become a party to this Agreement by executing and delivering to the Company the Purchaser Signature Page attached to the Purchase Agreement, which shall serve as a counterpart to this Agreement by which such Additional Purchaser agrees to be bound by the obligations imposed under this Agreement. Upon such execution and delivery, such Additional Purchaser shall be deemed a “Purchaser” hereunder and Exhibit A hereto shall automatically be amended to add such Additional Purchaser as a party to this Agreement.
     6.12 Section Heading and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.
     6.13 Further Assurances. The parties agree to execute and deliver to each other documents and to do other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement.

     6.14 Omissions; Cumulative Rights. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Except as set forth in this Agreement, no failure or delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of the right, power, or privilege, and no single or partial exercise of any right, power, or privilege will preclude any other or further exercise of the right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing, (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of that party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.
[Remainder of page intentionally left blank.]

INVESTOR RIGHTS AGREEMENT
     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

IOMAI CORPORATION
By:	/s/ Stanley C. Erck
	Name:	Stanley C. Erck
	Title:	Chief Executive Officer and President

[Purchaser Signatures for this Agreement are included in the
Purchaser Signature Page to the Purchase Agreement also attached hereto]

IOMAI CORPORATION
INVESTOR RIGHTS AGREEMENT SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the Investor Rights Agreement dated as of the date hereof and authorizes this signature page to be attached to the Investor Rights Agreement, or counterparts thereof.

Date:	Elan International Services, Ltd.
Print Name of Purchaser

	By:	/s/ Kevin Insley

Name: Kevin Insley
Title: President
	Record Address:	102 St. James Court Flats, Smith Parish
Bermuda, FL 04
Telephone No.: 441-292-9169
Facsimile No.: 441-229-2224
E-mail Address: Kevin.insley@Elan.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: December, 2002	Alexandria Real Estate Equities, L.P.

By: ARE-QRS CORP., its general partner

	By:	/s/Joel S. Marcus
Name: Joel S. Marcus
Title: Chief Executive Officer

Record Address:

135 North Los Robles Avenue
Suite 250
Pasadena, CA 91101

	Telephone No.:	(626) 578-0777
	Facsimile No.:	(626) 578-0770
	E-mail Address:	jmarcus@labspace.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	CNF Investments, LLC

	By:	/s/ Robert J. Flanagan
Name: Robert J. Flanagan
Title: Manager

Record Address:

7500 Old Georgetown Road
Bethesda, Maryland 20016

	Telephone No.:	301-657-7131
	Facsimile No.:	301-657-7263
	E-mail Address:	RFlan@ClarkUS.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	Domain Partners V, L.P.

By: One Palmer Square Associates V, L.L.C.
Its General Partner

	By:	/s/ Jesse I. Treu
Name: Jesse I. Treu
Title: Managing Member

Record Address:

One Palmer Square
Suite 515
Princeton, NJ 08542

		Telephone No.:	609-683-5656
		Facsimile No.:	609-683-9789
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	DP V Associates, L.P.

By: One Palmer Square Associates V, L.L.C.,
Its General Partner

	By:	/s/ Jesse I. Treu
Name: Jesse I. Treu
Title: Managing Member

Record Address:

One Palmer Square
Suite 515
Princeton, NJ 08542

		Telephone No.:	609-683-5656
		Facsimilen No.:	609-683-9789
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	Essex Woodlands Health Ventures V, L.P.

By: Essex Woodlands Health Ventures V, L.L.C.,
Its General Partner

	By:	/s/ Immanuel Thangaraj
Name: Immanuel Thangaraj
Title: Managing Director

Record Address:

190 South LaSalle Street
Suite 2800
Chicago, IL 60603

	Telephone No.:	312-444-6019
	Facsimile No.:	312-444-6034
	E-mail Address:	ithangaraj@essexwoodlands.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 12/3/02	FBR Infinity II Ventures (Israel) LP

By: FBR Infinity II Partners, L.P.
Its General Partner

	By:	/s/ Amiz Ealor
Name: Amiz Ealor
Title:

Record Address:

3 Azrieli Center
Triangle Tower
42nd Floor
Tel Aviv
67023
Israel

		Telephone No.:	972-3-6075456
		Facsimile No.:	972-3-6075455
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 12/3/02	FBR Infinity II Ventures LP

By: FBR Infinity II Partners, L.P.
Its General Partner

	By:	/s/ Amiz Ealor
Name: Amiz Ealor
Title:

Record Address:

3 Azrieli Center
Triangle Tower
42nd Floor
Tel Aviv
67023
Israel

		Telephone No.:	972-3-6075456
		Facsimile No.:	972-3-6075455
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 12/3/02	FBR Infinity II Ventures (Erisa) LP

By: FBR Infinity II Partners, L.P.
Its General Partner

	By:	/s/ Amiz Ealor
Name: Amiz Ealor
Title:

Record Address:

3 Azrieli Center
Triangle Tower
42nd Floor
Tel Aviv
67023
Israel

		Telephone No.:	972-3-6075456
		Facsimile No.:	972-3-6075455
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	Global Capital Finance GmbH + Co. Europe K6

By:

	By:	/s/ Paul R. Hofer
Name: Paul R. Hofer
Title: Managing Director

	By:	/s/ Urban Schnerzmann
Name: Urban Schnerzmann
Title: Vice President

Record Address:

Kanalstrasse 31
8157 Glattbrugg, Switzerland

	Telephone No.:	+411 8086016
	Facsimile No.:	+411 8086019
	E-mail Address:	uschwerzmann@globalcapitalfinance.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 12/2/02	MedImmune Ventures, Inc.

	By:	/s/ Wayne T. Hockmeyer
Name: Wayne T. Hockmeyer
Title: President

Record Address:

35 West Watkins Mill Road
Gaithersburg, MD 20878

	Telephone No.:	301-527-4250
	Facsimile No.:	240-632-4030
	E-mail Address:	hockmeyerw@medimmune.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	New Enterprise Associates 10, Limited Partnership

By: NEA Partners 10, Limited Partnership,
its General Partner

	By:	/s/ Eugene A. Trainor, III
	Name:	Eugene A. Trainor, III
	Title:	Administrative General Partner

Record Address:

119 St. Paul Street
Baltimore, MD 21202

	Telephone No.:	410-244-0115
	Facsimile No.:	410-752-7721
	E-mail Address:	gtrainor@____.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	NEA Ventures 2002, Limited Partnership

	By:	/s/ Pamela J. Clark
	Name:	Pam Clark
	Title:	General Partner

Record Address:

119 St. Paul Street
Baltimore, MD 21202

	Telephone No.:	410-244-0115
	Facsimile No.:	410-752-7721
	E-mail Address:	pclark@nea.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 11/27/02	ProQuest Investments II, L.P.

By: ProQuest Associates II LLC,
its General Partner

	By:	/s/ Pasquale DeAngelis
	Name:	Pasquale DeAngelis
	Title:	Chief Financial Officer

Record Address:

600 Alexander Park
Suite 204
Princeton, NJ 08540

	Telephone No.:	609-919-3567
	Facsimile No.:	609-375-1047
	E-mail Address:	p___@proquestvc.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 11/27/02	ProQuest Investments II Advisors Fund, L.P.

By: ProQuest Associates II LLC,
its General Partner

	By:	/s/ Pasquale DeAngelis
	Name:	Pasquale DeAngelis
	Title:	Chief Financial Officer

Record Address:

600 Alexander Park
Suite 204
Princeton, NJ 08540

	Telephone No.:	609-919-3567
	Facsimile No.:	609-375-1047
	E-mail Address:	p___@proquestvc.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date:	SAM Sustainability Private Equity, LP

By: SAM Equity Partners Ltd.
Its General Partner

	By:	/s/ Christopher Cochrane and Pascal Mahieux
	Name:	Christopher Cochrane and Pascal Mahieux
	Title:	Directors

Record Address:

P. O. Box 255
Trafalgar Square/Les Banques
St. Peter Port, Guernsey/Channel Islands

	Telephone No.:	+44 1481 745 001
	Facsimile No.:	+44 1481 745 074
	E-mail Address:	pascal.mahieux@gfm.com
Chris.cochrane@gfm.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 11/27/02	Technology Partners Fund VI, L.P.

	By:	TP Management VI, L.L.C.

	By:	/s/ James Glasheen
	Name:	James Glasheen
	Title:	Member

Record Address:

1550 Tiburon Blvd.
Suite A
Belvedere, CA 94920

	Telephone No.:	650-289-9000
	Facsimile No.:	650-289-9001
	E-mail Address:	jim@technologypartners.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 11/27/02	Technology Partners Fund VII, L.P.

	By:	TP Management VII, L.L.C.

	By:	/s/ James Glasheen
	Name:	James Glasheen
	Title:	Member

Record Address:

1550 Tiburon Blvd.
Suite A
Belvedere, CA 94920

	Telephone No.:	650-289-9000
	Facsimile No.:	650-289-9001
	E-mail Address:	jim@technologypartners.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 11/27/02	Technology Partners Affiliates VII, L.P.

	By:	TP Management VII, L.L.C.

	By:	/s/ James Glasheen
	Name:	James Glasheen
	Title:	Member

Record Address:

1550 Tiburon Blvd.
Suite A
Belvedere, CA 94920

	Telephone No.:	650-289-9000
	Facsimile No.:	650-289-9001
	E-mail Address:	jim@technologypartners.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 12/16/02	ETP/FBR Venture Capital II, LLC

	By:	/s/ Weiwu He
	Name:	Weiwu He
	Title:	General Partner

Record Address:

1901 Research Blvd., Ste. 350
Rockville, MD 20850

	Telephone No.:	301-222-2203
	Facsimile No.:	301-222-2221
	E-mail Address:	whe@etpvc.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 12/20/02	China Development Industrial Bank Inc.

	By:	/s/ Tze-Kaing Yang
	Name:	Tze-Kaing Yang
	Title:	President

Record Address:

125, Nanking East Road,
Section 5, Taipei 105, Taiwan, R.O.C.

	Telephone No.:	886-2-2768-6655
	Facsimile No.:	886-2-2756-6918
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 12/26/02	Pan-Pacific Venture Capital Co., Ltd.

	By:	/s/ David Y.S. Chao
	Name:	David Y.S. Chao
	Title:	President

Record Address:

6F, No. 21, Lane 120, Neibu Rd.
Sec. 1, Taipei 114, Taiwan, ROC

	Telephone No.:	02-8751.1155 Ext. 8033
	Facsimile No.:	02-8751.1212
	E-mail Address:	dchao@pvcc.com.tw

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 02/16/03	AIG Private Equity Portfolio, L.P.

By: AIG Global Investment Corp., as Manager

	By:	/s/ David Pinkerton
	Name:	David Pinkerton
	Title:	Managing Director

Record Address:

175 Water Street, 26th Floor
New York, New York 10038
Attn: Astrid S. Tuminez
	Telephone No.:	212-458-2318
	Facsimile No.:	212-458-2250
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 02/16/03	AIG Private Equity Portfolio II, L.P.

By: AIG Global Investment Corp., as Manager

	By:	/s/ David Pinkerton
	Name:	David Pinkerton
	Title:	Managing Director

Record Address:

175 Water Street, 26th Floor
New York, New York 10038
Attn: Astrid S. Tuminez
	Telephone No.:	212-458-2318
	Facsimile No.:	212-458-2250
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 02/16/03	AIG Horizon Partners Fund, L.P.

By: AIG Horizon Partners GP, L.P.,
Its General Partner

By: AIG Horizon Partners, LLC,
Its General Partner

By: AIG Global Investment Corp., its Manager

	By:	/s/ David Pinkerton
	Name:	David Pinkerton
	Title:	Managing Director

Record Address:

175 Water Street, 26th Floor
New York, New York 10038
Attn: Astrid S. Tuminez
	Telephone No.:	212-458-2318
	Facsimile No.:	212-458-2250
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 02/16/03	AIG Horizon Side-by-Side Fund, L.P.

By: AIG Horizon SBS GP, L.P.,
Its General Partner

By: AIG Horizon Partners, LLC,
Its General Partner

	By:	/s/ David Pinkerton
	Name:	David Pinkerton
	Title:	Managing Director

Record Address:

175 Water Street, 26th Floor
New York, New York 10038
Attn: Astrid S. Tuminez
	Telephone No.:	212-458-2318
	Facsimile No.:	212-458-2250
E-mail Address:

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 04/28/03	Cosmos Bio Life Sciences, LLC

	By:	/s/ Robert G. Kalik
	Name:	Robert G. Kalik
	Title:	Managing Director

Record Address:

5247 Wisconsin Avenue, N.W., No. 5
Washington, DC 20015

	Telephone No.:	202-537-2290
	Facsimile No.:	202-537-2291
	E-mail Address:	rkalik@kaliklewin.com

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 04/29/03	Eiichi Ida

	By:	/s/ Eiichi Ida
	Name:	Eiichi Ida
Title:

Record Address:

4-9-6 Minami
Azabu, Minato-ku Tokyo
106-0047 Japan

	Telephone No.:	81-3-3444-3905
	Facsimile No.:	81-3-3442-1570
	E-mail Address:	e-ida@ida-bldg.co.jp

PURCHASER SIGNATURE PAGE
     By his, her or its execution and delivery of this signature page, the undersigned Purchaser hereby joins in and agrees to be bound by the terms and conditions of the:
     (i) Series C Preferred Stock Purchase Agreement dated as of December ___, 2002 (the “Purchase Agreement”) by and among Iomai Corporation (the “Company”) and the Purchasers listed on Exhibit A thereto, as to the number of shares of Series C Preferred Stock of the Company set forth on Exhibit A thereto opposite the undersigned’s name, as a “Purchaser” thereunder;
     (ii) Investor Rights Agreement dated as of December ___, 2002 by and among the Company and the Purchasers listed on Exhibit A thereto (the “Investor Rights Agreement”), as a “Purchaser” thereunder; and
     (iii) Stockholders’ Agreement dated as of December ___, 2002 by and among the Company, the stockholders listed on Exhibit A thereto and the Purchasers listed on Exhibit B thereto (the “Stockholders’ Agreement”), as a “Purchaser” thereunder; and
authorizes this signature page to be attached to the Purchase Agreement, the Investor Rights Agreement and the Stockholders’ Agreement, or counterparts thereof.

Date: 06/03/03	Global Capital Finance Bekiligungun AG

	By:	/s/ Paul R. Hofer
	Name:	Paul R. Hofer
	Title:	Managing Director

Record Address:

Europa-Strasse 37
8152 Glattbrugg

	Telephone No.:	+41 1 808 6016
	Facsimile No.:	+41 1 808 6019
	E-mail Address:	uschwerzmann@globalcapitalfinance.com

EXHIBIT A
SCHEDULE OF PURCHASERS

	Shares of	Shares of
Name and Address	Series B Preferred	Series C Preferred
Elan International Services, Ltd.	14,734,578
Alexandria Real Estate Equities, L.P.		565,483
CNF Investments, LLC Domain Partners V, L.P.		22,097,320
DP V Associates, L.P.		521,998
Essex Woodlands Health Ventures V, L.P.		11,309,658
FBR Infinity II Ventures (Israel) LP		980,459
FBR Infinity II Ventures LP		894,318
FBR Infinity II Ventures (Erisa) LP		387,154
Global Capital Finance GmbH & Co. Europe KG		226,133
MedImmune Ventures, Inc.		11,309,658
New Enterprise Associates 10, Limited Partnership		33,869,034
NEA Ventures 2002, Limited Partnership		59,941
ProQuest Investments II, L.P.		11,043,881
ProQuest Investments II Advisors Fund, L.P.		265,777
SAM Sustainability Private Equity, L.P.		4,523,863
Technology Partners Fund VI, L.P.		3,800,045
Technology Partners Fund VII, L.P.		9,228,681
Technology Partners Affiliates VII, L.P.		542,864

Additional Purchasers

China Development Industrial Bank Inc.		4,523,863
ETP/FBR Venture Capital II, LLC		1,130,966
Pan-Pacific Venture Capital Co. Ltd.		2,261,932
AIG Private Equity Portfolio, L.P.		565,483
AIG Private Equity Portfolio II, L.P.		565,483
AIG Horizon Partners Fund, L.P.		1,900,022
AIG Horizon Side-by-Side Fund, L.P.		1,492,875
Cosmos Bio Life Sciences, LLC		67,858
Eiichi Ida		158,335
Pursuant to a Stock Purchase Warrant for 250,000 shares of Series C Preferred (the “FBR Series C Shares”), Friedman Billings Ramsey & Co. is entitled to the registration rights of a Purchaser (not an Other Holder) set forth in this Agreement with respect to the shares of Common Stock issuable upon conversion of the FBR Series C Shares.

EXHIBIT B
SCHEDULE OF OTHER HOLDERS

Number and type of securities with
Name	registration rights
Maryland Health Care Product Development Corporation	380,000 shares of Common Stock

CZ Venture Operations, Inc.	571,429 shares of Common Stock

Eiichi Ida	95,891 shares of Common Stock

Yuichi Suzuki	82,193 shares of Common Stock

Toshirb Osoegawa	95,891 shares of Common Stock

MdBio, Inc., as trustee for and on behalf of the Walter Reed Army Institute of Research	650,000 shares of Common Stock

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